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                                                                    EXHIBIT 10.3


                               EXCHANGE AGREEMENT


                  THIS EXCHANGE AGREEMENT is made as of December 31, 1998, by and among ValueClick, Inc., a Delaware corporation (the "Company"), and ValueClick, LLC, a California limited liability company (the "Stockholder"), with reference to the following facts:

                  The parties hereto desire to enter into an agreement under the terms of which the Stockholder will contribute all of its assets (the "Assets") to the capital of the Company on the Company's initial organization, in exchange for the following shares of the Company's authorized and unissued capital stock: 4,655,063 shares of Common Stock, par value $0.001 per share, 297,132 shares of Series A Convertible Preferred Stock, par value $0.001 per share, and 1,047,804 shares of Series B Convertible Preferred Stock, par Value $0.001 per share, all such shares being herein collectively called the "Shares". Immediately after the contribution of the Assets in exchange for the Shares, the Stockholder will dissolve and distribute the Shares to its members, as their interests may appear.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein and in consideration of the contribution by Stockholder to the Company of the Assets, receipt of which is hereby acknowledged by the Company, the parties agree as follows:

         1. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder represents and warrants to and agrees with the Company:

                  1.1 REVIEW OF DOCUMENTS. The Stockholder acknowledges having had access to all of the books and records of the Company and having conducted a thorough and comprehensive investigation of the Company. The Stockholder is entering into this Agreement and the transactions contemplated hereby solely in reliance on its own investigation.

                  1.2 ACQUISITION OF SHARES FOR OWN ACCOUNT. The Stockholder is acquiring Shares pursuant to this Agreement with the Stockholder's own funds, for the Stockholder's own account, not as a nominee or agent, except that the Stockholder intends forthwith to dissolve and distribute the Shares to its members.

                  1.3 RESTRICTED NATURE OF SHARES. The Stockholder and its members are able to bear the economic risk of the Stockholder's investment in the Shares and are aware that they must be prepared to hold the Shares for an indefinite period and that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under the California Corporate Securities Law of 1968, as amended (the "Law"), or any other securities law, on the ground, among others, that no distribution or public offering of Shares is to be effected and Shares are being issued by the Company without any public offering within the meaning of section 4(2) of the Act and Regulation D thereunder, and comparable provisions of the Law and other state securities laws.


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                  1.4 SOPHISTICATION. The Stockholder's principal executive
officer acting on behalf of the Stockholder and each member of the Stockholder have such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment by the Stockholder and its members contemplated by this Agreement and has the capacity to protect the interests of the Stockholder or such member, respectively.

                  1.5 AGREEMENT TO REFRAIN FROM RESALES. The Stockholder, for itself and its members, further agrees that they shall not encumber, pledge, hypothecate, sell, transfer, assign or otherwise dispose of (except as provided in section 3), or receive and consideration for, any Shares or any interest in any Shares, unless and until prior to any proposed encumbrance, pledge, hypothecation, sale, transfer, assignment or other disposition, either (a) a registration statement on Form S-1 (or any other form appropriate for the purpose or replacing such form) under the Act with respect to the Shares proposed to be transferred or otherwise disposed of shall be then effective or (b)(1) the Stockholder and its members shall have furnished the Company with a detailed statement of the circumstances of the proposed disposition, (2) the Stockholder and its members shall have furnished the Company with an opinion of counsel (obtained at their expense) in form and substance satisfactory to the Company to the effect that such disposition will not require registration of such Shares under the Act or registration or qualification of such Shares under the Law or any other securities law and (3) counsel for the Company shall have concurred in such opinion of counsel.

                  1.6 CERTIFICATES TO BE LEGENDED. The Stockholder understands and agrees that each certificate representing Shares will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) in substantially the form set forth below, which legend restricts the sale, transfer or other disposition of Shares otherwise than in accordance with this Agreement:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION'S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT.

The Stockholder also understands and agrees that each certificate representing Shares may also contain any legend required by the California Commissioner of Corporations which may further restrict transfers of the Shares.


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                  1.7 SHARES WILL BE "RESTRICTED SECURITIES". The Stockholder
understands and agrees that the Shares will be "restricted securities" as that term is defined in Rule 144 under the Act and, accordingly, that the Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.

                  1.8 COMPANY MAY REFUSE TO TRANSFER. If at any time, in the opinion of counsel for the Company, the Stockholder or any of its members has acted or acts in any manner not consistent with the representations and agreements of the Stockholder in this Agreement, the Company may refuse to transfer the Stockholder's or any such member's Shares until such time as counsel for the Company is of the opinion that such transfer is in all respects in compliance with this Agreement and will not require registration of such Shares under the Act or registration or qualification of such Shares under any other securities law.

                  1.9 SURVIVAL. All representations and warranties in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

         2. ISSUANCE OF SHARES. Subject to and in reliance on the representations, warranties and agreements of the parties, the Stockholder hereby contributes to the Company all of the Assets in exchange for the Shares, and the Company hereby assumes all of the debts, duties, obligations and liabilities of the Stockholder. To evidence such contribution and assumption, the Stockholder and the Company each represent that they have duly executed and are delivering herewith to each other a Bill of Sale and Assignment and Assumption of Liabilities in the form of Exhibit A attached hereto.

         3. DISSOLUTION OF STOCKHOLDER. The Company acknowledges that the Stockholder intends forthwith to dissolve and distribute the Shares to the members of the Stockholder in accordance with the interests of such members. The Company hereby consents to such distribution.

         4. APPROVALS. The Company agrees to apply for, and use its best efforts to obtain, all governmental and administrative approvals required in connection with the issuance of Shares under this Agreement. The parties agree to cooperate in obtaining such approvals and to execute any and all documents or instruments that, in the opinion of the Company, may be required, appropriate or desirable to be executed by them in connection with such approvals. The Company shall pay all costs and filing fees in connection with obtaining such approvals. This section 4 shall not be construed or interpreted to alter the provisions of section 1 and, in particular, shall not be deemed to impose on the Company any obligation to cause any securities to be registered under the Act or registered or qualified under the Law or any other securities law or to comply with the conditions for any exemption from the registration provisions of the Act or the registration or qualification provisions of the Law or any other securities law, except with respect to compliance on initial issuance of the Shares with the Act, the Law and all other applicable securities laws.

         5. FURTHER ASSURANCES. The parties shall do or perform any and all such further acts and things and execute and deliver any and all such documents and instruments as may be reasonably necessary to carry out the provisions of this Agreement.


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         6. RESTRICTIONS TO RUN WITH SHARES. The covenants, conditions and restrictions herein shall be and constitute convenants, conditions and restrictions running with all of the Shares, and none of the Shares shall be sold, assigned, transferred, encumbered, pledged, hypothecated, given as a gift or otherwise disposed of or alienated in any way by any person except in accordance with this Agreement. The parties agree that stop order instructions prohibiting transfer of certificates for Shares will be issued and filed by the Company on its records or with the Company's transfer agent to prevent any disposition otherwise than strictly in accordance with this Agreement and agree to cause the officers of the Company to refuse to record on the books of the Company any assignments or transfers made or attempted to be made except in accordance with this Agreement and to cause said officers to refuse to cancel certificates, or issue or deliver new certificates therefor, where the purchaser, assignee, pledgee, donee or other transferee has acquired certificates or any Shares represented thereby otherwise than strictly in accordance with this Agreement. Any person who acquires any Shares or any interest therein shall hold such Share or interest subject to this Agreement.

         7. SUCCESSORS AND ASSIGNS. Without limiting the restrictions on transfers herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Stockholder and the members of the Stockholder and their respective successors, assigns, personal or legal representatives, heirs and legatees, whether herein so expressed or not.

         8. SHARES MAY BE FURTHER RESTRICTED. The Stockholder understands and agrees that, if the Company at any time proposes to sell shares of its Common Stock in a public offering registered under the Act or exempt from registration under the Act under Regulation A promulgated under the Act, (a) the Stockholder will enter into any agreement requested by the Company or underwriters of such offering, prohibiting any disposition of the Shares for a period not in excess of six months after the date of such offering, and (b) the Stockholder will enter into any agreement that the Company may consider necessary for the successful completion of such public offering under the securities or Blue Sky laws of certain states that require as a condition of registration or such exemption that some or all of the Shares be deposited in an escrow or be subject to waivers of rights to dividends to assets on liquidation, or both, for an extended period of time, subject to release if certain financial or market requirements are met and partial cancellation if such requirements are not met.

         9. NOTICES. All notices, requests, demands and other communications hereunder must be in writing and shall be deemed to have been duly given and received when delivered personally, when transmitted by facsimile if receipt is acknowledged by the addressee, one day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being mailed by first class mail, charges and postage prepaid, and properly addressed, if to the Company, at its principal executive office, or if to the Stockholder or any of its members, at the Stockholder's or member's address as it appears on the records of the Company, or any other address that any party may designate by notice to the others.

         10. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and supersedes all prior or contemporaneous negotiations, correspondence, understandings and agreements, written or oral, between the parties hereto, regarding the subject matter hereof.


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         11. GOVERNING LAW. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California.

         12. HEADINGS. The headings of sections hereof are for convenience of reference only and are not part of this Agreement.

         13. CALIFORNIA SECURITIES LAW. The sale of the securities which are the subject of this Agreement has not been qualified with the Commissioner of Corporations of the State of California and the issuance of such securities or the payment or receipt of any part of the consideration therefor prior to such qualification is unlawful, unless the sale of securities is exempt from the qualification by section 25100, 25102 or 25105 of the Law. The rights of all parties to this Agreement are expressly conditioned on such qualification being obtained, unless the sale is so exempt or such qualification provisions are preempted by Federal law.

                  IN WITNESS WHEREOF, this Agreement has been duly executed by or on behalf of the parties hereto as of the date first above written.

VALUECLICK, LLC                             VALUECLICK, INC.

By: /s/ BRIAN CORYAT                     By: /s/ BRIAN CORYAT
   -------------------------                --------------------------
    Brian Coryat, President                  Brian Coryat, President


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